UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 6, 2008

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 South Main Street Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01	Completion of Acquisition or Disposition of Assets.

The undersigned Registrant, in order to provide the financial statements required to be included in the Current Report on Form 8-K filed on March 12, 2008 in connection with the acquisition of certain assets, hereby amends the following items, as set forth in the pages attached hereto.

Item 9.01	Financial Statements and Exhibits.

(a)
Financial Statements of Real Estate Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference:

Urbandale 3900 106th Street, Urbandale, IA
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2006
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2006
Intertech Building, Fenton, MO
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2005, 2006 & 2007
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2005, 2006 & 2007
Edgewood Vista - East Grand Forks, MN
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007
Edgewood Vista - Billings, MT
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007
Edgewood Vista - Sioux Falls, SD
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

Minneapolis 701 25th Ave Medical - Minneapolis, MN
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007
Edgewood Vista - Belgrade, MT
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007
Edgewood Vista - Columbus, NE
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007
Edgewood Vista - Grand Island, NE
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007
Edgewood Vista - Norfolk, NE
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007
Edgewood Vista - Fargo, ND
Independent Auditor's Report
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

In acquiring the properties listed above, the Registrant evaluated, among other things, sources of revenue (including, but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including, but not limited to, utility rates, tax rates, maintenance expenses and anticipated capital expenditures).  The results of interim periods are not necessarily indicative of the results to be obtained for the full fiscal year.  However, management of the Registrant is not aware of any material factors affecting these properties that would cause the reported financial information not to be indicative of their future operating results.

(b)
Pro Forma Financial Information. The following proforma financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference:

Unaudited Pro Forma Consolidated Balance Sheet as of January 31, 2008
Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended January 31, 2008
Unaudited Pro Forma Consolidated Statement of Operations for the twelve months ended April 30, 2007

(c)	Exhibits. None.

23. Consent of Independent Public Accounting Firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
(Registrant)

By:	/s/ Timothy P. Mihalick
Timothy P. Mihalick
Senior Vice President &
Chief Operating Officer

Dated: May 20, 2008

INDEX TO FINANCIAL STATEMENTS
AND PRO FORMA FINANCIAL INFORMATION

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Urbandale 3900 106th Street ("Historical Summary") for the year ended December 31, 2006. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Urbandale 3900 106th Street revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Urbandale 3900 106th Street for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.

Brady, Martz, and Associates, P.C.

Minot, North Dakota, USA

May 14, 2008

Urbandale 3900 106th Street Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2006

12/31/06
GROSS INCOME
Rental Revenue and Tenant Reimbursements	$1,309,942

DIRECT OPERATING EXPENSES
Utilities Expense	$78,289
Maintenance Expense	186,274
Property Management	43,737
Real Estate Taxes	202,331
Total Direct Operating Expenses	$510,631

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$799,311

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Urbandale 3900 106th Street Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2006

Note 1.
Nature of Business
The Urbandale 3900 106th Street, a one-story multi-tenant warehouse building and one-story fleet garage building, which contains approximately 528,353 rentable square feet, is located at 3900 106th Street, Urbandale, Iowa. The property was acquired on June 20, 2007.  The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Urbandale 3900 106th Street for the year ended December 31, 2006, as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.
Basis of Presentation
IRET, Inc., purchased Urbandale 3900 106th Street on June 20, 2007. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Urbandale 3900 106th Street, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:
(a)         depreciation of property and equipment
(b)         interest expense
(c)         insurance expense
Because insurance expense has not been included as operating expenses in the historical summary, revenue reported as tenant reimbursements in the historical summary has also been adjusted to exclude amounts equal to management fees and insurance expenses.

Note 3.
Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.
Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases. All leases are classified as operating leases and expire at various dates prior to January 2011. The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2006.

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Urbandale 3900 106th Street Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2007	$800,435
2008	802,134
2009	670,150
2010	556,000
2011	46,333
Thereafter	0
Total	$2,875,052

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Urbandale 3900 106th Street receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts are recognized in the current year.

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Intertech Building ("Historical Summary") for the years ended December 31, 2005, 2006 & 2007. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audits provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Intertech Building revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Intertech Building for the years ended December 31, 2005, 2006 & 2007, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.

Brady, Martz, and Associates, P.C.

Minot, North Dakota, USA

May 14, 2008

Intertech Building Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2005, 2006 & 2007

	12/31/05	12/31/06	12/31/07
GROSS INCOME
Rental Revenue and Tenant Reimbursements	$1,234,563	$738,804	$897,792

DIRECT OPERATING EXPENSES
Utilities Expense	$108,360	$80,164	$91,092
Maintenance Expense	178,623	156,260	170,043
Real Estate Taxes	172,363	154,358	164,437
Total Direct Operating Expenses	$459,346	$390,782	$425,572

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$775,217	$348,022	$472,220

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Intertech Building Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Years Ended December 31, 2005, 2006 & 2007

Note 1.
Nature of Business
The Intertech Building, a two-story multi-tenant commercial office building, which contains approximately 64,607 rentable square feet, is located at 1855 – 1859 Bowles Avenue, Fenton, MO. The property was acquired on December 28, 2007 from affiliates of W. David Scott, a member of the Company’s Board of Trustees.  The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Intertech Building for the years ended December 31, 2005, 2006 and 2007 as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.
Basis of Presentation
IRET, Inc., purchased Intertech Building on December 28, 2007. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Intertech Building, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:
(a)         depreciation of property and equipment
(b)         interest expense
(c)         management fees
(d)         insurance expense
(e)         non-pass through administrative expenses

Note 3.
Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.
Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases. All leases are classified as operating leases and expire at various dates prior to March 2014. The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2007.

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Intertech Building Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2008	$1,058,573
2009	1,061,018
2010	765,267
2011	548,509
2012	500,315
Thereafter	532,034
Total	$4,465,716

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Intertech Building receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts are recognized in the current year.

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Edgewood Vista – East Grand Forks, MN ("Historical Summary") for the year ended December 31, 2007. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Edgewood Vista – East Grand Forks, MN revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Edgewood Vista – East Grand Forks, MN for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.

Brady, Martz, and Associates, P.C.

Minot, North Dakota, USA

May 14, 2008

Edgewood Vista – East Grand Forks, MN Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

12/31/07
GROSS INCOME
Rental Revenue	$222,000

DIRECT OPERATING EXPENSES
Real Estate Taxes	$21,208
Interest Expense	92,442
Total Direct Operating Expenses	$113,650

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$108,350

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Edgewood Vista – East Grand Forks, MN Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

Note 1.
Nature of Business
The Edgewood Vista – East Grand Forks, MN, a single-story senior housing facility, which contains approximately 18,488 rentable square feet, is located at 608 5th Avenue NW, East Grand Forks, MN. The property was acquired on February 29, 2008 from affiliates of Edgewood Vista, 100% of the member interests in limited liability companies owning three senior housing facilities.  The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Edgewood Vista – East Grand Forks for the year ended December 31, 2007 as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.
Basis of Presentation
IRET, Inc., purchased Edgewood Vista – East Grand Forks, ND on February 29, 2008. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Edgewood Vista – East Grand Forks, ND, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:
(a)         depreciation of property and equipment
(b)         insurance expense
(c)         certain administrative expenses

Note 3.
Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.
Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the lease. This lease is classified as an operating leases and expires in October 2014. The following is a schedule by years of future actual minimum rents receivable on the non-cancelable operating lease in effect as of December 31, 2007.

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Edgewood Vista – East Grand Forks, MN Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2008	$222,000
2009	222,000
2010	222,000
2011	222,000
2012	222,000
Thereafter	407,000
Total	$1,517,000

Expense Reimbursement – Certain expenses, including, utilities and maintenance, are paid directly by the tenant in accordance with the lease. These expenses are not reflected in the Historical Summaries.

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Edgewood Vista – Billings, MT ("Historical Summary") for the year ended December 31, 2007. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Edgewood Vista – Billings, MT revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Edgewood Vista – Billings, MT for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.

Brady, Martz, and Associates, P.C.

Minot, North Dakota, USA

May 14, 2008

Edgewood Vista – Billings, MT Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

12/31/07
GROSS INCOME
Rental Revenue	$61,200

DIRECT OPERATING EXPENSES
Real Estate Taxes	$17,775
Interest Expense	66,747
Total Direct Operating Expenses	$84,522

EXCESS (DEFICIT) OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$(23,322)

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Edgewood Vista – Billings, MT Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

Note 1.
Nature of Business
The Edgewood Vista – Billings, MT, a single-story senior housing facility, which contains approximately 11,800 rentable square feet, is located at 1225 Wicks Lane, Billings, MT. The property was acquired on February 29, 2008 from affiliates of Edgewood Vista, 100% of the member interests in limited liability companies owning three senior housing facilities.  The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Edgewood Vista – Billings, MT for the year ended December 31, 2007 as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.
Basis of Presentation
IRET, Inc., purchased Edgewood Vista – Billings, MT on February 29, 2008. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Edgewood Vista – Billings, MT, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:
(a)         depreciation of property and equipment
(b)         insurance expense
(c)         certain administrative expenses

Note 3.
Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.
Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the lease. This lease is classified as an operating leases and expires in September 2013. The following is a schedule by years of future actual minimum rents receivable on the non-cancelable operating lease in effect as of December 31, 2007.

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Edgewood Vista – Billings, MT Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2008	$61,200
2009	61,200
2010	61,200
2011	61,200
2012	61,200
Thereafter	45,900
Total	$351,900

Expense Reimbursement – Certain expenses, including, utilities and maintenance, are paid directly by the tenant in accordance with the lease. These expenses are not reflected in the Historical Summaries.

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Edgewood Vista – Sioux Falls, SD ("Historical Summary") for the year ended December 31, 2007. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Far Edgewood Vista – Sioux Falls, SD revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Edgewood Vista – Sioux Falls, SD for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.

Brady, Martz, and Associates, P.C.

Minot, North Dakota, USA

May 14, 2008

Edgewood Vista – Sioux Falls, SD Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

12/31/07
GROSS INCOME
Rental Revenue	$61,200

DIRECT OPERATING EXPENSES
Real Estate Taxes	$16,980
Interest Expense	66,675
Total Direct Operating Expenses	$83,655

EXCESS (DEFICIT) OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$(22,455)

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Edgewood Vista – Sioux Falls, SD Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

Note 1.
Nature of Business
The Edgewood Vista – Sioux Falls, SD, a single-story senior housing facility, which contains approximately 11,800 rentable square feet, is located at 3401 West Ralph Rogers Road, Sioux Falls, SD. The property was acquired on February 29, 2008 from affiliates of Edgewood Vista, 100% of the member interests in limited liability companies owning three senior housing facilities.  The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Edgewood Vista – Sioux Falls, SD for the year ended December 31, 2007 as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.
Basis of Presentation
IRET, Inc., purchased Edgewood Vista – Sioux Falls, SD on February 29, 2008. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Edgewood Vista – Sioux Falls, SD, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:
(a)         depreciation of property and equipment
(b)         insurance expense
(c)         certain administrative expenses

Note 3.
Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.
Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the lease. This lease is classified as an operating leases and expires in September 2013. The following is a schedule by years of future actual minimum rents receivable on the non-cancelable operating lease in effect as of December 31, 2007.

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Edgewood Vista – Sioux Falls, SD Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2008	$61,200
2009	61,200
2010	61,200
2011	61,200
2012	61,200
Thereafter	45,900
Total	$351,900

Expense Reimbursement – Certain expenses, including, utilities and maintenance, are paid directly by the tenant in accordance with the lease. These expenses are not reflected in the Historical Summaries.

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Minneapolis 701 25th Avenue Medical ("Historical Summary") for the year ended December 31, 2007. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Minneapolis 701 25th Avenue Medical revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Minneapolis 701 25th Avenue Medical for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.

Brady, Martz, and Associates, P.C.

Minot, North Dakota, USA

May 14, 2008

Minneapolis 701 25th Avenue Medical Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

12/31/07
GROSS INCOME
Rental Revenue and Tenant Reimbursements	$1,459,043

DIRECT OPERATING EXPENSES
Utilities Expense	$190,731
Maintenance Expense	212,746
Property Management	25,000
Real Estate Taxes	236,578
Total Direct Operating Expenses	$665,055

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$793,988

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Minneapolis 701 25th Avenue Medical Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

Note 1.
Nature of Business
The Minneapolis 701 25th Avenue Medical, a five-story medical office building, which contains approximately 57,212 rentable square feet, is located at 701 25th Avenue South, Minneapolis, MN. The property was acquired on March 3, 2008 as a part of a portfolio of six medical office properties located in the greater Minneapolis, Minnesota metropolitan area.  The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Minneapolis 701 25th Avenue Medical for the year ended December 31, 2007 as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.
Basis of Presentation
IRET, Inc., purchased Minneapolis 701 25th Avenue Medical on March 3, 2008. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Minneapolis 701 25th Avenue Medical, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:
(a)         depreciation of property and equipment
(b)         interest expense
(c)         management fees
(d)         insurance expense
(e)         certain administrative expenses
Because insurance expense and management fees have not been included as operating expenses in the historical summary, revenue reported as tenant reimbursements in the historical summary has also been adjusted to exclude amounts equal to management fees and insurance expenses.

Note 3.
Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.
Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the lease. This lease is classified as an operating leases and expires in September 2017. The following is a schedule by years of future actual minimum rents receivable on the non-cancelable operating lease in effect as of December 31, 2007.

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Minneapolis 701 25th Avenue Medical Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2008	$851,107
2009	762,934
2010	766,872
2011	780,064
2012	746,480
Thereafter	1,297,299
Total	$5,204,756

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Minneapolis 701 25th Avenue Medical receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts are recognized in the current year.

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Edgewood Vista – Belgrade, MT ("Historical Summary") for the year ended December 31, 2007. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Edgewood Vista – Belgrade, MT revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Edgewood Vista – Belgrade, MT for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.

Brady, Martz, and Associates, P.C.

Minot, North Dakota, USA

May 14, 2008

Edgewood Vista – Belgrade, MT Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

12/31/07
GROSS INCOME
Rental Revenue	$98,100

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$98,100

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Edgewood Vista – Belgrade, MT Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

Note 1.
Nature of Business
The Edgewood Vista – Belgrade, MT, a single-story senior housing facility, which contains approximately 5,192 rentable square feet, is located at 1011 Cardinal Drive, Belgrade, MT. The property was acquired on March 6, 2008 from affiliates of Edgewood Vista Senior Living, Inc.  The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Edgewood Vista – Belgrade, MT for the year ended December 31, 2007 as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.
Basis of Presentation
IRET, Inc., purchased Edgewood Vista – Belgrade, MT on March 6, 2008. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Edgewood Vista – Belgrade, MT, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:
(a)         depreciation of property and equipment
(b)         interest expense

Note 3.
Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.
Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the lease. This lease is classified as an operating leases and expires in December 2015. The following is a schedule by years of future actual minimum rents receivable on the non-cancelable operating lease in effect as of December 31, 2007.

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Edgewood Vista – Belgrade, MT Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2008	$98,100
2009	98,100
2010	98,100
2011	98,100
2012	98,100
Thereafter	294,300
Total	$784,800

Expense Reimbursement – Certain expenses, including real estate taxes, insurance, utilities, and maintenance, are paid directly by the tenant in accordance with the lease. These expenses are not reflected in the Historical Summaries.

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Edgewood Vista – Columbus, NE ("Historical Summary") for the year ended December 31, 2007. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Edgewood Vista – Columbus, NE revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Edgewood Vista – Columbus, NE for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.

Brady, Martz, and Associates, P.C.

Minot, North Dakota, USA

May 14, 2008

Edgewood Vista – Columbus, NE Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

12/31/07
GROSS INCOME
Rental Revenue	$98,100

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$98,100

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Edgewood Vista – Columbus, NE Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

Note 1.
Nature of Business
The Edgewood Vista – Columbus, NE, a single-story senior housing facility, which contains approximately 5,194 rentable square feet, is located at 3386 53rd Avenue, Columbus, NE. The property was acquired on March 6, 2008 from affiliates of Edgewood Vista Senior Living, Inc.  The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Edgewood Vista – Columbus, NE for the year ended December 31, 2007 as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.
Basis of Presentation
IRET, Inc., purchased Edgewood Vista – Columbus, NE on March 6, 2008. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Edgewood Vista – Columbus, NE, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:
(a)         depreciation of property and equipment
(b)         interest expense

Note 3.
Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.
Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the lease. This lease is classified as an operating leases and expires in October 2015. The following is a schedule by years of future actual minimum rents receivable on the non-cancelable operating lease in effect as of December 31, 2007.

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Edgewood Vista – Columbus, NE Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2008	$98,100
2009	98,100
2010	98,100
2011	98,100
2012	98,100
Thereafter	277,950
Total	$768,450

Expense Reimbursement – Certain expenses, including real estate taxes, insurance, utilities, and maintenance, are paid directly by the tenant in accordance with the lease. These expenses are not reflected in the Historical Summaries.

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Edgewood Vista – Grand Island, NE ("Historical Summary") for the year ended December 31, 2007. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Edgewood Vista – Grand Island, NE revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Edgewood Vista – Grand Island, NE for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.

Brady, Martz, and Associates, P.C.

Minot, North Dakota, USA

May 14, 2008

Edgewood Vista – Grand Island, NE Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

12/31/07
GROSS INCOME
Rental Revenue	$98,100

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$98,100

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Edgewood Vista – Grand Island, NE Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

Note 1.
Nature of Business
The Edgewood Vista – Grand Island, NE, a single-story senior housing facility, which contains approximately 5,185 rentable square feet, is located at 214 North Piper Street, Grand Island NE. The property was acquired on March 6, 2008 from affiliates of Edgewood Vista Senior Living, Inc.  The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Edgewood Vista – Grand Island, NE for the year ended December 31, 2007 as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.
Basis of Presentation
IRET, Inc., purchased Edgewood Vista – Grand Island, NE on March 6, 2008. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Edgewood Vista – Grand Island, NE, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:
(a)         depreciation of property and equipment
(b)         interest expense

Note 3.
Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.
Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the lease. This lease is classified as an operating leases and expires in October 2015. The following is a schedule by years of future actual minimum rents receivable on the non-cancelable operating lease in effect as of December 31, 2007.

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Edgewood Vista – Grand Island, NE Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2008	$98,100
2009	98,100
2010	98,100
2011	98,100
2012	98,100
Thereafter	277,950
Total	$768,450

Expense Reimbursement – Certain expenses, including real estate taxes, insurance, utilities, and maintenance, are paid directly by the tenant in accordance with the lease. These expenses are not reflected in the Historical Summaries.

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Edgewood Vista – Norfolk, NE ("Historical Summary") for the year ended December 31, 2007. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Edgewood Vista – Norfolk, NE revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Edgewood Vista – Norfolk, NE for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.

Brady, Martz, and Associates, P.C.

Minot, North Dakota, USA

May 14, 2008

Edgewood Vista – Norfolk, NE Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

12/31/07
GROSS INCOME
Rental Revenue	$103,865

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$103,865

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Edgewood Vista – Norfolk, NE Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2007

Note 1.
Nature of Business
The Edgewood Vista – Norfolk, NE, a single-story senior housing facility, which contains approximately 5,135 rentable square feet, is located at 1109 West Pasewalk Avenue, Norfolk, NE. The property was acquired on March 6, 2008 from affiliates of Edgewood Vista Senior Living, Inc.  The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Edgewood Vista – Norfolk, NE for the year ended December 31, 2007 as recorded by the property’s previous owner, subject to the exclusions described below.

Note 2.
Basis of Presentation
IRET, Inc., purchased Edgewood Vista – Norfolk, NE on March 6, 2008. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Edgewood Vista – Norfolk, NE, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:
(a)         depreciation of property and equipment
(b)         interest expense

Note 3.
Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.
Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the lease. This lease is classified as an operating leases and expires in September 2016. The following is a schedule by years of future actual minimum rents receivable on the non-cancelable operating lease in effect as of December 31, 2007.

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Edgewood Vista – Norkfolk, NE Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2008	$103,695
2009	103,695
2010	103,695
2011	103,695
2012	103,695
Thereafter	388,856
Total	$907,331

Expense Reimbursement – Certain expenses, including real estate taxes, insurance, utilities, and maintenance, are paid directly by the tenant in accordance with the lease. These expenses are not reflected in the Historical Summaries.

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Edgewood Vista – Fargo, ND ("Historical Summary") for the four months ended December 31, 2007. This Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Edgewood Vista – Fargo, ND revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Edgewood Vista – Fargo, ND for the four months ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady Martz & Associates, P.C.

Brady, Martz, and Associates, P.C.

Minot, North Dakota, USA

May 14, 2008

Edgewood Vista – Fargo, ND Historical Summary of Gross Income and Direct Operating Expenses for the Four Months Ended December 31, 2007

12/31/07
GROSS INCOME
Rental Revenue	$735,703

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$735,703

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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Edgewood Vista – Fargo, ND Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Four Months Ended December 31, 2007

Note 1.
Nature of Business
The Edgewood Vista – Fargo, ND, a three-story senior housing facility, which contains approximately 156,001 rentable square feet and underground heated parking, seven individual single-story patio homes of approximately 1,600 square feet each and a separate management office building, is located at 4420 and 4440 37th Avenue South, Fargo, ND. The property was acquired on March 6, 2008 from affiliates of Edgewood Vista Senior Living, Inc.  The Historical Summary of Gross Income and Direct Operating Expenses includes information related to the operations of Edgewood Vista – Fargo, ND for the four months ended December 31, 2007 as recorded by the property’s previous owner, subject to the exclusions described below. Edgewood Vista-Fargo, ND was a new property with a lease commencement date of September 1, 2007.

Note 2.
Basis of Presentation
IRET, Inc., purchased Edgewood Vista – Fargo, ND on March 6, 2008. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Edgewood Vista – Fargo, ND, exclusive of the following expenses, which may not be comparable to the corresponding amounts reflected in proposed future operations:
(a)         depreciation of property and equipment
(b)         interest expense

Note 3.
Summary of Significant Accounting Policies Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.
Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the lease. This lease is classified as an operating leases and expires in February 2015. The following is a schedule by years of future actual minimum rents receivable on the non-cancelable operating lease in effect as of December 31, 2007.

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Edgewood Vista – Fargo, ND Notes to Historical Summary of Gross Income and Direct Operating Expenses – continued

Year	Amount
2008	$1,938,841
2009	2,310,823
2010	2,449,210
2011	2,313,879
2012	2,283,738
Thereafter	4,948,099
Total	$16,244,590

Expense Reimbursement – Certain expenses, including real estate taxes, insurance, utilities, and maintenance, are paid directly by the tenant in accordance with the lease. These expenses are not reflected in the Historical Summaries.

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INVESTORS REAL ESTATE TRUST
Unaudited Pro Forma Consolidated Balance Sheet as of January 31, 2008

(in thousands)	IRET Consolidated 01/31/08 Unaudited (a)	Edgewood Vista – East Grand Forks, MN (b)	Edgewood Vista – Billings, MT (b)	Edgewood Vista – Sioux, Falls, SD (b)	Minneapolis 701 25th Avenue Medical (c)	Edgewood Vista – Belgrade, MT (d)	Edgewood Vista – Columbus, NE (d)	Edgewood Vista – Grand Island, NE (d)	Edgewood Vista – Norfolk, NE (d)	Edgewood Vista – Fargo, NE (d)	Insignificant Acquisition (e)	Pro Forma Consolidated
ASSETS
Real estate investments
Property owned	$1,558,560	$1,673	$1,897	$1,315	$7,874	$814	$867	$807	$752	$21,842	$37,256	$1,633,657
Less accumulated depreciation/amortization	(209,400)	0	0	0	0	0	0	0	0	0	0	(209,400)
	$1,349,160	$1,673	$1,897	$1,315	$7,874	$814	$867	$807	$752	$21,842	$37,256	$1,424,257
Undeveloped land	18,635	0	0	0	0	0	0	0	0	0	0	18,635
Mortgage loans receivable, net of allowance	548	0	0	0	0	0	0	0	0	0	0	548
Total real estate investments	$1,368,343	$1,673	$1,897	$1,315	$7,874	$814	$867	$807	$752	$21,842	$37,256	$1,443,440
Other assets
Cash and cash equivalents	$76,392	$(3,600)	$(3,331)	$(2,421)	$39	$(2,135)	$(1,481)	$(1,431)	$(1,319)	$(7,217)	$(7,455)	$46,041
Marketable securities-available-for-sale	2,160	0	0	0	0	0	0	0	0	0	0	2,160
Receivable arising from straight-lining of rents, net of allowance	13,753	0	0	0	0	0	0	0	0	0	0	13,753
Accounts receivable - net of allowance	3,842	0	0	0	0	0	0	0	0	0	0	3,842
Real estate deposits	1,103	0	0	0	(173)	0	0	0	0	0	(659)	271
Prepaid and other assets	821	0	5	5	0	0	0	0	0	0	0	831
Intangible assets, net of accumulated amortization	29,025	3,354	2,392	2,065	840	1,321	614	624	567	4,480	10,939	56,221
Tax, insurance, and other escrow	8,060	106	72	76	0	0	0	0	0	0	293	8,607
Property and equipment, net	1,487	0	0	0	0	0	0	0	0	0	0	1,487
Goodwill	1,396	0	0	0	0	0	0	0	0	0	0	1,396
Deferred charges and leasing costs - net	13,528	0	0	0	0	0	0	0	0	0	0	13,528
TOTAL ASSETS	$1,519,910	$1,533	$1,035	$1,040	$8,580	$0	$0	$0	$0	$19,105	$40,374	$1,591,577
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Accounts payable and accrued expenses	$29,573	$61	$37	$35	$330	$0	$0	$0	$0	$425	$2,826	$33,287
Mortgages payable	975,785	1,472	998	1,005	6.950	0	0	0	0	14,680	32,871	1,033,761
Other debt	1,019	0	0	0	0	0	0	0	0	0	3	1,022
TOTAL LIABILITIES	$1,006,377	$1,533	$1,035	$1,040	$7,280	$0	$0	$0	$0	$15,105	$35,700	$1,068,070

MINORITY INTEREST IN PARTNERSHIPS	12,768	0	0	0	0	0	0	0	0	0	0	12,768
MINORITY INTEREST OF UNIT HOLDERS IN OPERATING PARTNERSHIP (20,395,411 units on January31, 2008 and 19,981,259 units on April 30, 2007)	155,301	0	0	0	1,211	0	0	0	0	4,000	4,148	164,660
SHAREHOLDERS’ EQUITY
Preferred shares of beneficial interest (Cumulative redeemable preferred shares, no par value, 1,150,000 shares issued and outstanding at January 31, 2008 and April 30, 2007, aggregate liquidation preference of $28,750,000)	27,317	0	0	0	0	0	0	0	0	0	0	27,317

Common shares of beneficial interest (Unlimited authorization, no par value, 56,977,406 shares issued and outstanding at January 31, 2008, 48,570,461 shares issued and outstanding at April 30, 2007)	433,645	0	0	0	0	0	0	0	0	0	0	433,645
Accumulated distributions in excess of net income	$(115,546)	$0	$0	$0	$89	$0	$0	$0	$0	$0	$526	$(114,931)
Accumulated other comprehensive loss	48	0	0	0	0	0	0	0	0	0	0	48
TOTAL SHAREHOLDERS’ EQUITY	$345,464	$0	$0	$0	$89	$0	$0	$0	$0	$0	$526	$346,079
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,519,910	$1,533	$1,035	$1,040	$8,580	$0	$0	$0	$0	$19,105	$40,374	$1,591,577

(a)
The IRET historical balance sheet reflects the financial position of the Company as of January 31, 2008, as reported in the Company’s Form 10-Q filed March 11, 2008. Includes Urbandale 3900 106th Street acquired June 20, 2007 and Intertech Building acquired December 28, 2007.

(b)
Represents the necessary adjustments to reflect the acquisition of three senior housing facilities from affiliates of Edgewood Vista on February 29, 2008, as if such acquisition had occurred on January 31, 2008.

(c)
Represents the necessary adjustments to reflect the acquisition of a medical office building acquired as a part of a portfolio of six medical office properties that were acquired on March 3, 2008, as if such acquisition had occurred on January 31, 2008.

(d)
Represents the necessary adjustments to the reflect the acquisition of a senior housing facility, acquired as part of a five senior housing acquisition from affiliates of Edgewood Vista Senior Living, Inc., that were acquired on March 6, 2008, as if such acquisition had occurred on January 31, 2008.

(e)
Represents the necessary adjustments to reflect the acquisition of real estate properties (five medical properties) that were acquired on March 3, 2008, as if such acquisitions had occurred on January 31, 2008.

Investors Real Estate Trust
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended January 31, 2008, and Twelve Months Ended April 30, 2007

The unaudited pro forma Consolidated Statement of Operations for the nine months ended January 31, 2008, and for the year ended April 30, 2007, is presented as if the acquisitions had occurred on May 1, 2006. The unaudited pro forma Consolidated Statement of Operations for the nine months ended January 31, 2008, and for the twelve months ended April 30, 2007, is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

Unaudited Pro Forma Consolidated Statement of Operations for Nine Months Ended January 31, 2008 (unaudited)

(in thousands, except per share data)	Nine Months Ended January 31 2008	Urbandale 3900 106th Street (1)	Intertech Building (2)	Edgewood Vista – East Grand Forks, MN (3)	Edgewood Vista – Billings, MT (3)	Edgewood Vista – Sioux, Falls, SD (3)	Minneapolis 701 25th Avenue Medical (4)	Edgewood Vista – Belgrade, MT (5)	Edgewood Vista – Columbus, NE (5)	Edgewood Vista – Grand Island, NE (5)	Edgewood Vista – Norfolk, NE (5)	Edgewood Vista – Fargo, ND (5)	Insignificant Acquisitions (6)	Total Consolidated Pro Forma
REVENUE
Real estate rentals	$133,469	$161	$748	$380	$267	$235	$714	$141	$95	$95	$90	$1,766	$5,441	$143,602
Tenant reimbursement	28,919	53	12	0	0	0	547	0	0	0	0	0	2,590	32,121
TOTAL REVENUE	162,388	214	760	380	267	235	1,261	141	95	95	90	1,766	8,031	175,723
OPERATING EXPENSE
Interest	46,969	89	19	72	100	100	343	0	0	0	0	391	2,406	50,489
Depreciation/amortization related to real estate investments	36,547	73	289	181	149	118	252	50	30	30	30	462	3,022	41,233
Utilities	12,454	9	62	0	0	0	133	0	0	0	0	10	441	13,109
Maintenance	18,225	19	114	0	0	0	157	0	0	0	0	0	796	19,311
Real estate taxes	19,659	32	110	0	0	0	167	0	0	0	0	0	1,278	21,246
Insurance	1,928	5	8	0	0	0	10	0	0	0	0	0	70	2,021
Property management expenses	11,317	6	15	0	0	0	119	0	0	0	0	0	638	12,095
Administrative expense	3,457	0	0	0	0	0	0	0	0	0	0	0	0	3,457
Advisory and trustee services	354	0	0	0	0	0	0	0	0	0	0	0	0	354
Other operating expenses	1,053	0	0	0	0	0	0	0	0	0	0	0	0	1,053
Amortization	1,039	0	0	0	0	0	0	0	0	0	0	0	0	1,039
TOTAL OPERATING EXPENSE	$153,002	$233	$617	$253	$249	$218	$1,181	$50	$30	$30	$30	$863	$8,651	$165,407
Operating income	9,386	(19)	143	127	18	17	80	91	65	65	60	903	(620)	10,316
Interest income	1,646	4	0	0	0	0	0	0	0	0	0	0	0	1,650
Non-operating income	443	0	0	0	0	0	0	0	0	0	0	0	0	443
Income before minority interest and discontinued operations and gain on sale of other investments	11,475	(15)	143	127	18	17	80	91	65	65	60	903	(620)	12,409

Gain on sale of other investments	4	0	0	0	0	0	0	0	0	0	0	0	0	4
Minority interest portion of other partnerships’ income	(2,704)	5	(38)	(33)	(5)	(5)	(21)	(24)	(17)	(17)	(16)	(238)	163	(2,950)
Minority interest portion of operating partnership income	25	0	0	0	0	0	0	0	0	0	0	0	0	25
Income from continuing operations	8,800	(10)	105	94	13	12	59	67	48	48	44	665	(457)	9,488
Discontinued operations, net	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET INCOME	8,800	(10)	105	94	13	12	59	67	48	48	44	665	(457)	9,488
Dividends to preferred shareholders	(1,779)	0	0	0	0	0	0	0	0	0	0	0	0	(1,779)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$7,021	$(10)	$105	$94	$13	$12	$59	$67	$48	$48	$44	$665	(457)	7,709
BASIC AND DILUTED
Earnings per common share from continuing operations	$0.14	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.01	(0.01)	0.15
Earnings per common share from discontinued operations	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.00	0.00
NET INCOME PER COMMON SHARE	$0.14	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.01	(0.01)	0.15
Weighted Average Shares	51,214	51,214	51,214	51,214	51,214	51,214	51,214	51,214	51,214	51,214	51,214	51,214	51,214	51,214

Unaudited Pro Forma Consolidated Statement of Operations for Twelve Months Ended April 30, 2007 (unaudited)

(in thousands, except per share data)	Twelve Months Ended April 30 2007	Urbandale 3900 106th Street (1)	Intertech Building (2)	Edgewood Vista – East Grand Forks, MN (3)	Edgewood Vista – Billings, MT (3)	Edgewood Vista – Sioux, Falls, SD (3)	Minneapolis 701 25th Avenue Medical (4)	Edgewood Vista – Belgrade, MT (5)	Edgewood Vista – Columbus, NE (5)	Edgewood Vista – Grand Island, NE (5)	Edgewood Vista – Norfolk, NE (5)	Edgewood Vista – Fargo, ND (5)	Insignificant Acquisitions (6)	Total Consolidation Pro Forma Total Consolidated Pro Forma
REVENUE
Real estate rentals	$162,680	$1,154	$1,136	$504	$354	$312	$947	$186	$126	$126	$120	$2,343	$7,236	$177,224
Tenant reimbursement	35,137	378	18	0	0	0	726	0	0	0	0	0	3,434	39,693
TOTAL REVENUE	197,817	1,532	1,154	504	354	312	1,673	186	126	126	120	2,343	10,670	216,917
OPERATING EXPENSE
Interest	58,450	641	29	96	132	132	454	0	0	0	0	519	3,194	63,647
Depreciation/amortization related to real estate investments	44,481	521	439	240	198	156	334	67	40	40	40	612	4,010	51,178
Utilities	15,206	62	94	0	0	0	177	0	0	0	0	13	586	16,138
Maintenance	21,714	139	173	0	0	0	208	0	0	0	0	0	1,058	23,292
Real estate taxes	23,322	227	167	0	0	0	221	0	0	0	0	0	1,697	25,634
Insurance	2,382	35	12	0	0	0	13	0	0	0	0	0	93	2,535
Property management expenses	13,854	41	23	0	0	0	158	0	0	0	0	0	848	14,924
Administrative expense	4,162	0	0	0	0	0	0	0	0	0	0	0	0	4,162
Advisory and trustee services	289	0	0	0	0	0	0	0	0	0	0	0	0	289
Other operating expenses	1,240	0	0	0	0	0	0	0	0	0	0	0	0	1,240
Amortization	1,082	0	0	0	0	0	0	0	0	0	0	0	0	1,082
TOTAL OPERATING EXPENSE	186,182	1,666	937	336	330	288	1,565	67	40	40	40	1,144	11,486	204,121
Operating income	11,635	(134)	217	168	24	24	108	119	86	86	80	1,199	(816)	12,796
Interest income	1,944	3	0	0	0	0	0	0	0	0	0	0	0	1,947
Non-operating income	721	0	0	0	0	0	0	0	0	0	0	0	0	721
Income before minority interest and discontinued operations and gain on sale of other investments	14,300	(131)	217	168	24	24	108	119	86	86	80	1,199	(816)	15,464
Gain on sale of other investments	(38)	0	0	0	0	0	0	0	0	0	0	0	0	(38)
Minority interest portion of other partnerships’ income	(3,229)	39	(63)	(49)	(7)	(7)	(31)	(35)	(25)	(25)	(23)	(349)	238	(3,566)
Minority interest portion of operating partnership income	26	0	0	0	0	0	0	0	0	0	0	0	0	26
Income from continuing operations	11,059	(92)	154	119	17	17	77	84	61	61	57	850	(578)	11,886
Discontinued operations, net	3,051	0	0	0	0	0	0	0	0	0	0	0	0	3,051
NET INCOME	14,110	(92)	154	119	17	17	77	84	61	61	57	850	(578)	14,937
Dividends to preferred shareholders	(2,372)	0	0	0	0	0	0	0	0	0	0	0	0	(2,372)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$11,738	$(92)	$154	$119	$17	$17	$77	$84	$61	$61	$57	$850	$(578)	$12,565
BASIC AND DILUTED
Earnings per common share from continuing operations	$0.18	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.02	$(0.01)	$0.20
Earnings per common share from discontinued operations	0.06	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
NET INCOME PER COMMON SHARE	$0.25	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.02	$(0.01)	$0.20
Weighted Average Shares	47,672	47,672	47,672	47,672	47,672	47,672	47,672	47,672	47,672	47,672	47,672	47,672	47,672	47,672

(1)	The pro forma income and expense items reflect estimated operations which were acquired on June 20, 2007.

(2)	The pro forma income and expense items reflect estimated operations which were acquired on December 28, 2007.

(3)	The pro forma income and expense items reflect estimated operations which were acquired on February 29, 2008. Proforma reflects new leases negotiated at acquisition; original leases were not assumed.

(4)	The pro forma income and expense items reflect estimated operations which were acquired on March 3, 2008.

(5)	The pro forma income and expense items reflect estimated operations which were acquired on March 6, 2008. Proforma reflects new leases negotiated at acquisition; original leases were not assumed.

(6)
The real estate assets acquired by IRET in fiscal year 2008 during the period from May 1, 2007, to March 6, 2008, are as follows: Barry Pointe (acquired May 2, 2007), Cedar Lake Business Center (acquired June 12, 2007), Woodbury 1865 Woodlane and Plymouth 5095 Nathan Lane (acquired July 17, 2007), 610 Business Center (acquired November 9, 2007), Greenfield Apartments (acquired December 12, 2007), and Edina 6363 France Avenue, Edina 6405 France Avenue, Eagan 1440 Duckwood, Burnsville 305 Ridgeview South and Burnsville 303 Ridgeview (acquired March 3, 2008).